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HARTFORD MUTUAL FUNDS
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                             HARTFORD MUTUAL FUNDS
                         SUPPLEMENT DATED MARCH 3, 1997
                      TO THE PROSPECTUS DATED MAY 1, 1996,
                           AS REVISED AUGUST 9, 1996

    Effective March 3, 1997, The Hartford Investment Management Company, investment manager to each of the Hartford Mutual Funds (the "Funds") and an indirect wholly owned subsidiary of ITT Hartford Group, Inc. ("The Hartford"), has changed its name to HL Investment Advisors, Inc. On that same date a newly formed wholly owned subsidiary of The Hartford has been renamed The Hartford Investment Management Company ("HIMCO"). HL Investment Advisors, Inc. has entered into an agreement with HIMCO for HIMCO to provide investment services to HL Investment Advisors in connection with the Hartford Index Fund, Hartford Bond Fund, Hartford Mortgage Securities Fund, Hartford U.S. Government Money Market Fund and HVA Money Market Fund. As a corporate affiliate of HL Investment Advisors, Inc., HIMCO will be reimbursed by HL Investment Advisors for the costs it incurs in providing such services and will receive no other compensation. Therefore, the investment management fees charged to the Funds will remain the same. In addition, the personnel responsible for managing the Funds has not changed. For additional information on the investment management of the Funds please see "Management of the Funds" in the prospectus.